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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   July 22, 1996
               -------------------------------------------------
               (Date of Report, date of earliest event reported)



                            TITANIUM METALS CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                 333-2940            13-5630895
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         (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification
          incorporation)                               Number)



      1999 Broadway, Suite 4300, Denver, CO              80202
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     (Address of principal executive offices)          (Zip Code)



                               (303) 296-5600
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              (Registrant's telephone number, including area code)



                               Not Applicable
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             (Former name or address, if changed since last report)





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Item 5:  Other Events

                 On July 17, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.
The press release relates to the Registrant's acquisition of TISTO, the largest German-based distributor of titanium products.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 Item No.                   Exhibit List
                 --------      ----------------------------------------
                   99.1        Press release dated July 17, 1996 issued
                               by Registrant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             TITANIUM METALS CORPORATION
                                             (Registrant)




                                             By: /s/ John R. Burt
                                                 ------------------------
                                                 John R. Burt
                                                 Corporate Attorney
                                                  and Assistant Secretary




Date: July 22, 1996





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                                 EXHIBIT INDEX

Exhibit
Number                        Exhibit Description                         Page
- -------                       -------------------                         ----
 99.1            Press release dated July 17, 1996 issued by Registrant.